UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): September 7, 2016

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.
On September 7, 2016, Caterpillar Financial Services Corporation (the “Company”) issued a press release announcing the commencement of offers to exchange (the “Exchange Offers”) certain of its outstanding series of medium-term notes (the “Existing Notes”) for a combination of a new issue of the Company’s Medium-Term Notes, Series H due 2021 (the “New Notes”) and cash. The Exchange Offers are being conducted by the Company upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated September 7, 2016, and the related letter of transmittal. The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, to holders of Existing Notes (i) in the United States that are “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon the exemption from registration requirements of the Securities Act provided by Section 4(a)(2) thereof, or (ii) outside the United States that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in compliance with Regulation S under the Securities Act, and, in each case, if resident and/or located in any member state of the European Economic Area which has implemented provisions of the EU Prospectus Directive (each, a “Relevant Member State”), a “qualified investor” as defined in Article (2)(1)(e) of the EU Prospectus Directive. “EU Prospectus Directive” means the European Union’s Directive 2003/71/EC (as amended, including pursuant to Directive 2010/73/EU) as implemented in the Relevant Member State. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as part of this Current Report:

99.1	Caterpillar Financial Services Corporation press release dated September 7, 2016.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

Date: September 7, 2016	By:	/s/ Leslie S. Zmugg

Name: Leslie S. Zmugg Title: Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Caterpillar Financial Services Corporation press release dated September 7, 2016.